SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 11, 2005

Date of Report

(Date of earliest event reported)

Metals USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13123	76-0533626
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Riverway; Suite 1100, Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

(713) 965-0990

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 8, 2005, Metals USA, Inc. issued a press release announcing the resignation of Bill Bennett and the promotion of Mr. Joe Longo and David Martens.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release issued by Metals USA, Inc., dated July 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 11, 2005

Metals USA, Inc.

By:	/s/ Terry Freeman

Terry L. Freeman
Senior Vice President and Chief
Financial Officer